EXHIBIT 10.1

                                   MERRILL LYNCH COMMERCIAL FINANCE CORP.
                                   222 North LaSalle Street
                                   17th Floor
                                   Chicago, Illinois 60601
[GRAPHIC OMITTED]
MERRILL LYNCH
                                   Anne Easter
                                   TEL: (312) 499-3044


                                   August 17,2009

Orbit  International  Corp
80  Cabot  Court
Hauppauge, NY  11788

 Re:  Limited  Covenant  Waiver  and  Amendment  to  Loan  Documents

Dear  Gentlemen:

This amendment and limited waiver (the "Amendment") is dated August 17, 2009, by
                                        ---------
and  among  MERRILL  LYNCH  COMMERCIAL  FINANCE  CORP.  ("MLCFC")  and  ORBIT
                                                          -----
INTERNATIONAL  CORP.  ("Customer")  and will serve to confirm certain agreements
                        --------
with  respect  to  the  following  documents:


(i) WCMA LOAN AND SECURITY AGREEMENT NO. 885-07587 dated January 28, 2003 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended  and/or  amended  (the  "  WCMA  Loan  Agreement");
                                    ---------------------



(ii) TERM LOAN AND SECURITY AGREEMENT dated April 4, 2005 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended and/or amended (the "Term Loan Agreement A");
                ------------------------



(iii) TERM LOAN AND SECURITY AGREEMENT dated June 5, 2007 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended and/or amended (the "Term Loan Agreement B");
                ------------------------



(iv)  TERM  LOAN  AND  SECURITY AGREEMENT dated December 19, 2007 by and between
MLCFC and Customer, as thereafter supplemented, modified, renewed, extended and/or amended (the "Term Loan Agreement C");
                        ------------------------



(v)  UNCONDITIONAL  GUARANTIES  (the  "Guaranties")  dated December 31, 2007 and
                                       ----------
given to MLBFS by Integrated Consulting Services, Inc. and those dated April 4, 2005 and June 5, 2007 and given to MLCFC in both cases by each of TDL Manufacturing, Inc., Tulip Development Laboratory, Inc., Orbit Instrument of California, Inc. and Behlman Electronics, Inc, (collectively, the "Business
                                                                        --------
Guarantors");  and
----------



(vi) all other agreements between MLCFC and Customer, or any other party who at any time has guaranteed or provided collateral, or will hereinafter guarantee or provide collateral, for Customer's obligations to MLCFC in connection therewith (the "Additional Agreements")
       ----------------------


For purposes of this Amendment, (i) Customer and Business Guarantors are collectively referred to as the "Obligors", (ii) the WCMA Loan Agreement, Term
                                   --------
Loan Agreement A, Term Loan Agreement B and Term Loan Agreement C, the Guaranties, and the Additional Agreements are collectively referred to as the "Loan Documents".
 ---------------

Capitalized terms used herein and not defined herein shall have the same meaning as set forth in the Loan Documents.

I.  LIMITED  WAIVER  OF  EXISTING  FINANCIAL  AND  OTHER  COVENANTS.  Obligors
    ---------------------------------------------------------------
acknowledge that for the period ending June 30, 2009 they are in violation of the following covenants under the Loan Documents ("Identified Defaults"):
                                                          -------------------


      FIXED  CHARGE  COVERAGE  RATIO

      TOTAL  FUNDED  DEBT  TO  EBITDA


Obligors have requested, and, subject to the terms and conditions hereof, MLCFC has agreed to waive the default for only the period ending June 30, 2009. This is a limited waiver.

Strict compliance with each of these covenants shall be required going forward. Furthermore, nothing in this letter shall be construed as a waiver of any other term or condition of the Loan Documents, nor shall this letter be construed as a commitment on the part of MLCFC to waive any subsequent violation of the same or any other term or condition set forth in the Loan Documents. This waiver is expressly limited to the covenants referenced above, for the period referenced above. In all other respects and except as expressly amended hereby, the terms and conditions of the Loan Documents remain in full force and effect.

II.  AMENDMENT  OF  LOAN  DOCUMENTS.  Obligors  and  MLCFC  have  agreed  to the
     ------------------------------
following  amendments  to  the  Loan  Documents:

 A.  WCMA  LOAN  AGREEMENT.  The  WCMA Loan Agreement is amended and restated as
     ----------------------
applicable  as  follows:


     1.  Applicable  Margin.  The  definition  of  "Applicable  Margin" shall be
         ------------------
amended  as  follows:

    "Applicable  Margin  shall  mean  3.50%."


     2.  Maximum  WCMA  Line  of Credit. The definition of "Maximum WCMA Line of
         ------------------------------
Credit"  shall  be  amended  as  follows:


"Maximum WCMA Line of Credit" shall mean, as of any date of determination thereof through October 30, 2009, an amount equal to the lesser of: (A) $2,500,000.00 or (B) 85% of Customer's and Business Guarantors' Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days past the invoice date, Accounts directly or indirectly due from any person or entity not domiciled in the United States, Accounts arising out of bonded jobs, retainage or from any shareholder, officer or employee of Customer or any affiliated entity, Accounts deemed as ineligible by MLCFC, and Accounts where the account debtor with respect to which is not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if such account debtor is the United States of America, or any department, agency or instrumentality thereof, the Federal Assignment of Claims Act of 1940, as amended, has been compiled with in a manner satisfactory to MLCFC), and 50% of Customer's raw material Inventory as shown on its regular books and records up to a maximum of $1,000,000.00.

Beginning October 31, 2009 and thereafter, the "Maximum WCMA Line of Credit" shall mean, as of any date of determination thereof, an amount equal to the lesser of: (A) $2,000,000.00 or (B) 85% of Customer's and Business Guarantors' Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days past the invoice date, Accounts directly or indirectly due from any person or entity not domiciled in the United States, Accounts arising out of bonded jobs, retainage or from any shareholder, officer or employee of Customer or any affiliated entity, Accounts deemed as ineligible by MLCFC, and Accounts where the account debtor with respect to which is not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if such account debtor is the United States of America, or any department, agency or instrumentality thereof, the Federal Assignment of Claims Act of 1940, as amended, has been compiled with in a manner satisfactory to MLCFC), and 50% of Customer's raw material Inventory as shown on its regular books and records up to a maximum of $1,000,000.00"

 B.  TERM  LOAN  AGREEMENT  A.  Term Loan Agreement A is amended and restated as
     -------------------------
applicable  as  follows:


     1.  Applicable  Margin.  The  definition  of  "Applicable  Margin" shall be
         ------------------
amended  as  follows:


"Applicable  Margin  shall  mean  3.50%."

C.  TERM  LOAN  AGREEMENT  B.  Term  Loan Agreement B is amended and restated as
    -------------------------
applicable  as  follows:


     1.  Applicable  Margin.  The  definition  of  "Applicable  margin" shall be
         ------------------
amended  as  follows:

"Applicable  Margin  shall  mean  3.50%."


  D.  TERM  LOAN  AGREEMENT C.  Term Loan Agreement C is amended and restated as
      ------------------------
applicable  as  follows:


1.  Applicable Margin. The definition of "Applicable Margin" shall be amended as
    -----------------
follows:


"Applicable  Margin  shall  mean  3.50%."

III.  ADDITIONAL  AGREEMENTS.
      -----------------------


1.  Covenant  Waiver Fee.  In consideration of these limited covenant waivers by
    ---------------------
MLCFC of the Identified Defaults, Obligors shall pay a covenant waiver fee in the amount of Ten Thousand Dollars 00/100 ($10,000.00) (the "Covenant Waiver Fee"). Obligors hereby authorize MLCFC to charge the WCMA Line of Credit the Covenant Waiver Fee. The Covenant Waiver Fee is non-refundable and shall be deemed fully earned by MLCFC upon charge.



2.  Field Audit.  Obligors agree that MLCFC shall retain the services of a third
    ------------
party firm (said third party firm(s) shall be selected by MLCFC in its sole and absolute discretion) for the purpose of conducting a field examination/asset based audit. Obligors agree that the field audit shall commence on a date no later than September 14, 2009. Obligors understand and unconditionally agree that any such field examination or audit of the Collateral shall be for the sole benefit of MLCFC. Furthermore, the Obligors agree and understand that the Obligors shall be solely responsible for the cost of conducting said field examination/asset based audit Collateral (the "Audit Expense"). The Obligors agree that MLCFC (and/or its authorized representatives) shall be given full access to the Customer's properties (both real and personal), operations, Location(s) of Tangible Collateral.



3.  Termination  of  WCMA Line of Credit No. 885-02776.  Obligors agree that the
    ---------------------------------------------------
WCMA loans made by MLCFC to Integrated Consulting Services, Inc. pursuant to the WCMA Loan and Security Agreement No. 885-02776 dated as of December 31, 2007 between Integrated Consulting Services, Inc. and MLCFC shall be repaid and the WCMA Line of Credit terminated. The Unconditional Guaranty and Security Agreement dated as of December 31, 2007 provided by Integrated Consulting Services, Inc. to MLCFC will remain in full force and effect.



Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions. Customer and Business Guarantor hereby confirm that (a) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof and on the effective date; (b) neither Customer nor Business Guarantors have any claim against MLCFC arising out of or in connection with the Loan Documents or any other matter whatsoever; and do each hereby release and forever discharge MLCFC and their parents, and affiliates of and from any and all causes of action, claims, or demands whatsoever, in law or in equity arising from the conduct of MLCFC.

By their execution of this Letter Amendment, the below-named Business Guarantors do hereby consent to the foregoing amendment to the Loan Documents, and agree that the obligations under the Guaranties shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

In consideration for MLCFC waiving the Identified Defaults, Customer hereby certifies to MLCFC that no Event of Default, or event (other than the Identified Defaults) which with the giving of notice, passage of time, or both, would constitute an Event of Default, has occurred or is continuing and that no material adverse change in the financial condition of Customer or each Business Guarantor has occurred or is continuing (other than what will be publicly disclosed by Customer in its Form 10-Q for the period ending June 30, 2009).

Customer and Business Guarantors hereby confirm that (a) each of the warranties in the Loan Documents, are true and correct as of the date hereof and shall be deemed remade as of the date hereof and on the effective date; (b) neither Customer nor Business Guarantors have any claim against MLBFS or MLCFC arising out of or in connection with the Loan Documents or any other matter whatsoever; and (c) neither Customer, nor any Business Guarantor, has any defense to payment of any amounts owing, or any right of counterclaim for any reason under the Loan Documents.

This Amendment shall become effective upon execution and delivery by Obligors of the executed document together, provided however, if the effective date of this Amendment has not occurred within five (5) business days from the date hereof, then this Amendment will, at the sole option of MLCFC, be void and no effect.


Very  truly  yours,

MERRILL  LYNCH  COMMERCIAL  FINANCE  CORP.

By:  /s/  Anne  Easter
    -------------------
    Anne  Easter
    Vice  President


Accepted:

ORBIT  INTERNATIONAL  CORP.

By:  /s/  Dennis  Sunshine
     ---------------------

Name:  Dennis  Sunshine

Title: President, CEO


Approved:

INTEGRATED  CONSULTING  SERVICES,  INC.

By: /s/  Mitchell  Binder
    ----------------------

Printed  Name:  Mitchell  Binder

Title:  Executive  VP  and  CFO


TDL  MANUFACTURING,  INC.

By:  /s/  Mitchell  Binder
   -----------------------

Printed  Name:  Mitchell  Binder

Title:  Vice President and  CFO


TULIP  DEVELOPMENT  LABORATORY,  INC.

By: /s/  Mitchell  Binder
    ----------------------

Printed  Name:  Mitchell  Binder

Title:  Vice President and  CFO



ORBIT  INSTRUMENT  OF  CALIFORNIA,  INC.

By: /s/  Mitchell  Binder
    ----------------------

Printed  name:  Mitchell  Binder

Title:  Vice President  and  CFO


BEHLMAN  ELECTRONICS,  INC,

By: /s/  Mark  Tublisky
    -------------------

Printed  Name:  Mark  Tublisky

Title:  President






                                        MERRILL LYNCH COMMERCIAL FINANCE CORP.
                                        222 North LaSalle Street
                                        17th Floor
                                        Chicago, Illinois 60601
[GRAPHIC OMITTED]
MERRILL LYNCH
                                        Anne Easter
                                        TEL: (312) 499-3044


                                        August 17,2009

Integrated  Consulting  Services,  Inc.
163  Rochester  Drive
Louisville, KY  40214

  Re:  Limited  Waiver

Dear  Gentlemen:

This limited waiver is dated August 17, 2009, by and among MERRILL LYNCH COMMERCIAL FINANCE CORP. ("MLCFC") and INTEGRATED CONSULTING SERVICES, INC.
                              -----
("Customer")  and  will  serve to confirm certain agreements with respect to the
  --------
following  documents:


(i) WCMA LOAN AND SECURITY AGREEMENT NO. 885-02776 dated December 31, 2007 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended and/or amended (the " WCMA Loan Agreement");
                                    ---------------------



(ii)  UNCONDITIONAL  GUARANTY (the "Guaranty") dated December 31, 2007 and given
                                    ---------
to  MLCFC  by  Orbit  International  Corp.  (the  "Business  Guarantor");  and
                                                   -------------------



(ix) all other agreements between MLCFC and Customer, or any other party who at any time has guaranteed or provided collateral, or will hereinafter guarantee or provide collateral, for Customer's obligations to MLCFC in connection therewith (the "Additional Agreements")
       ----------------------


For purposes of this limited waiver, (i) Customer and Business Guarantor are collectively referred to as the "Obligors", and (ii) the WCMA Loan and Security Agreement, Guaranty and Additional Agreements are collectively referred to as the "Loan Documents".

Capitalized terms used herein and not defined herein shall have the same meaning as set forth in the Loan Documents, and the Loan Documents are hereby amended in all respects to effectuate such change.


I.  LIMITED  WAIVER  OF  EXISTING  FINANCIAL  AND  OTHER  COVENANTS.  Obligors
    ---------------------------------------------------------------
acknowledge that for the period ending June 30, 2009 they are in violation of the following covenants under the Loan Documents ("Identified Defaults"):
                                                          -------------------


   FIXED  CHARGE  COVERAGE  RATIO

   TOTAL  FUNDED  DEBT  TO  EBITDA


Obligors have requested, and subject to the terms and conditions hereof, MLCFC has agreed to waive the default for only the period ending June 30, 2009. This is a limited waiver.

Strict compliance with each of these covenants, as amended by this Amendment shall be required going forward. Furthermore, nothing in this letter shall be construed as a waiver of any other term or condition of the Loan Documents, nor shall this letter be construed as a commitment on the part of MLCFC to waive any subsequent violation of the same or any other term or condition set forth in the Loan Documents. This waiver is expressly limited to the covenants referenced above, for the period referenced above. In all other respects and except as expressly amended hereby, the terms and conditions of the Loan Documents remain in full force and effect.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions. Customer and Business Guarantor hereby confirm that (a) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof and on the effective date; (b) neither Customer nor Business Guarantor have any claim against MLCFC arising out of or in connection with the Loan Documents or any other matter whatsoever; and do each hereby release and forever discharge MLCFC and their parents, and affiliates of and from any and all causes of action, claims, or demands whatsoever, in law or in equity arising from the conduct of MLCFC.

In consideration for MLCFC waiving the Identified Defaults, Customer hereby certifies to MLCFC that no Event of Default (other than the Identified Defaults), or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, has occurred or is continuing and that no material adverse change in the financial condition of Customer or Business Guarantor has occurred or is continuing (other than what will be publicly disclosed by Business Guarantor in their Form 10-Q for the period ending June 30, 2009).

Customer and Business Guarantor hereby confirm that (a) each of the warranties in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof and on the effective date; (b) neither Customer nor Business Guarantor have any claim against MLCFC arising out of or in connection with the Loan Documents or any other matter whatsoever; and (c) neither Customer, nor Business Guarantor, has any defense to payment of any amounts owing, or any right of counterclaim for any reason under the Loan Documents.


Very  truly  yours,

MERRILL  LYNCH  COMMERCIAL  FINANCE  CORP.



By:  /s/  Anne  Easter
     ------------------
    Anne  Easter
    Vice  President


Accepted:

INTEGRATED  CONSULTING  SERVICES,  INC.

By:  /s/  Mitchell  Binder
     ----------------------

Name:  Mitchell  Binder

Title:  Executive  VP  and  CFO








Approved:


ORBIT  INTERNATIONAL  CORP.

By:  /s/  Dennis  Sunshine
     -----------------------

Printed  Name:  Dennis  Sunshine

Title:  President,CEO